Exhibit 10.44
ASSIGNMENT OF MEMBERSHIP INTEREST AND PERCENTAGE

For and in consideration of the payment of Two Hundred Five Thousand ($205,000.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned CHESAPEAKE CUSTOM HOMES, L.L.C., a Maryland limited liability company ("Assignor") does hereby sell, assign, transfer and convey to OLD LINE BANCSHARES, INC., a Maryland corporation ("Assignee"), its successors and assigns, all of Assignor's right, title and interest to a twelve and one-half percent (12.5%) Membership Interest (as defined in the Company's Operating Agreement, as amended) and Percentage of Membership Interest (as defined in the Company's Operating Agreement, as amended) in Pointer Ridge Office Investment, LLC, a Maryland limited liability company (the "Company").
In Witness Whereof, the undersigned has hereunto set his hand and seal this 1st  day of November, 2008.

WITNESS:

CHESAPEAKE CUSTOM HOMES
L.L.C., a Maryland limited liability
company

Katie Stewart	By: Greg S. Wilby (SEAL)
Greg S. Wilby, General Manager